                                                                   EXHIBIT 10.08

                              EMPLOYMENT AGREEMENT
                              --------------------


          This Employment Agreement (the "Agreement") is entered into as of
                                          ---------
September ___, 1995 (the "Effective Date") between AmeriQuest Technologies,Inc.,
                            --------------
a Delaware corporation with its principal offices located at 3 Imperial Promenade, Suite 300, Santa Ana, California ("Company"), and Steve DeWindt, a
                                              -------
resident of Laguna Niguel, California ("Employee").
                                        --------

          In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

          1.  POSITION.  During the term of this Agreement, Company will employ
              --------
Employee, and Employee will serve Company as the Company's Chief Executive Officer. Employee will report directly to the Board of Directors of Company.

          2.  DUTIES.  Employee will serve Company in such capacities and with
              ------
such duties and responsibilities as the Board of Directors may from time to time determine. Employee will comply with and be bound by Company's operating policies, procedures, and practices from time to time in effect during Employee's employment. Employee will perform his duties under this Agreement at the offices of Company, provided, that Employee may be required to do
                        --------
extensive traveling in connection with the performance of his duties hereunder. Employee hereby represents and warrants that he is free to enter into and fully perform this Agreement and the agreements referred to herein without breach of any agreement or contract to which he is a party or by which he is bound.

          3.  EXCLUSIVE SERVICE.  During his employment with Company, Employee
              -----------------
will devote his full time and efforts exclusively to this employment and apply all his skill and experience to the performance of his duties and advancing Company's interests in accordance with Employee's experience and skills. In addition, during his employment with Company, Employee will not engage in any consulting activity except with the prior written approval of Company, or at the direction of Company, and Employee will otherwise do nothing inconsistent with the performance of his duties hereunder.

          4.  OBLIGATION NOT TO COMPETE.  Employee hereby agrees that while he
              -------------------------
is employed by Company (the "Restricted Period"), Employee shall not engage in
                             -----------------
or provide services to any business that is competitive with or detrimental to any present or contemplated business of Company known to Employee. Employee also agrees that, during the Restricted Period, he shall not in any manner attempt to induce or assist others to attempt to induce any customer or client of Company to terminate his association with Company, nor do anything directly or indirectly to interfere with the relationship between Company and any such persons or concerns. Each of the following activities shall, without limitation, be deemed to constitute engaging in business within the meaning of this Section 3: to engage in, work with, have an interest or concern in, advise, lend money to, guarantee the debts or obligations of, or permit one's name or any party thereof to be used in connection with, an enterprise or endeavor, either individually, in partnership, or in conjunction with any person or persons, firms, associations, companies, or corporations, whether as a principal, agent, shareholder, employee, officer, director, partner, consultant or in any other manner whatsoever; provided, however, that Employee shall retain the right to
            --------  -------
invest in or have an interest in entities traded on any public market or offered by any national brokerage house, provided that said interest does not exceed one percent (1%) of the voting control of said entity. In addition, Employee may make passive investments in privately held entities that are determined by the Board of Directors of Company not to be competitors of Company.

          5.  TERM OF AGREEMENT.  This Agreement will commence on the Effective
              -----------------
Date, and will continue for a period of twenty-four months and thereafter unless terminated pursuant to Section 8 hereof.

          6.  COMPENSATION AND BENEFITS.
              -------------------------

              6.1   BASE SALARY.  Company agrees to pay Employee an initial
                    -----------
minimum salary of Two Hundred and Ten Thousand Dollars ($210,000.00) per year. Employee's salary will be payable as earned in accordance with Company's customary payroll practice.

              6.2   ADDITIONAL BENEFITS.  Employee will be eligible to
                    -------------------
participate in Company's employee benefit plans of general application, including without limitation those plans covering pension and profit sharing, executive bonuses, stock purchases, stock options, and those plans covering life, health, and dental insurance in accordance with the rules established for individual participation in any such plan and applicable law, provided however, that Company will pay 100% of the premiums for Employee's (and Employee's family) health and dental insurance. Employee will receive such other benefits, including vacation, holidays and sick leave, as Company generally provides to its employees holding similar positions as that of Employee.

              6.3   COMPANY CAR.  Company will provide to Employee a BMW 700
                    -----------
Series or equivalent automobile and pay the costs of insurance and maintenance thereon.

              6.4   PLAN BONUS.  Employee will be eligible to earn a bonus of up
                    ----------
to Three Hundred and Thirty-Six Thousand Dollars ($336,000.00) (the "Plan
                                                                     ----
Bonus") during his first year of employment with Company.  The performance
-----
criteria relative to the Plan Bonus is as set forth in Exhibit A attached
                                                       ---------
hereto.

              6.5   PERFORMANCE BONUS.  Employee will be eligible to earn a
                    -----------------
bonus payable in Company stock and based upon Company's cumulative profit from October 1, 1995 until Employee's termination (the "Performance Bonus"). The
                                                   -----------------
performance criteria relative to the Performance Bonus is as set forth in Exhibit B attached hereto.
---------

              6.6   EXPENSES.  Company will reimburse Employee for all
                    --------
reasonable and necessary expenses incurred by Employee in connection with Company's business, provided that such expenses are deductible to Company, are in accordance with

Company's applicable policy and are properly documented and accounted for in accordance with the requirements of the Internal Revenue Service.

          7.  PROPRIETARY RIGHTS.  Employee hereby agrees to execute an
              ------------------
Employee Confidentiality Agreement with Company in substantially the form attached hereto as Exhibit C.
                   ---------

          8.  TERMINATION.
              -----------

              8.1   EVENTS OF TERMINATION.  Employee's employment with Company
                    ---------------------
shall terminate upon any one of the following:

                    (a) the Company's determination made in good faith that it is terminating Employee for "cause" as defined under Section
              8.2 below ("Termination for Cause");
                          ---------------------

                    (b) three months after the effective date of a written notice sent to Employee stating that Company is terminating his employment, without cause, which notice can be given by Company at any time after the Effective Date at Company's sole discretion, for any reason or for no reason; or

                    (c) the effective date of a written notice sent to Company from Employee stating that Employee is electing to terminate his employment with Company.

              8.2   "CAUSE" DEFINED.  For purposes of this Agreement, "cause"
                    ---------------
for Employee's termination will exist at any time after the happening of one or more of the following events:

                    (a) a failure or a refusal to comply in any material respect with the reasonable policies, standards or regulations of the Company;

                    (b) a failure or a refusal in any material respect, faithfully or diligently, to perform his duties determined by the Company in accordance with this Agreement or the customary duties of Employee's employment;

                    (c) unprofessional, unethical or fraudulent conduct or conduct that materially discredits the Company or is materially detrimental to the reputation, character or standing of the Company;

                    (d) dishonest conduct or a deliberate attempt to do an
              injury to the Company;

                    (e) Employee's material breach of a term of this Agreement;

                    (f) an unlawful or criminal act which would reflect badly on the Company in the Company's reasonable judgment;

                    (g)  Employee's death.

          9.  EFFECT OF TERMINATION.
              ---------------------

              9.1   TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION.  In the
                    ----------------------------------------------
event of any termination of this Agreement pursuant to Sections 8.1(a) or 8.1(c), the Company shall pay Employee the compensation and benefits otherwise payable to Employee under Section 6 through the date of termination. Employee's rights under the Company's benefit plans of general application shall be determined under the provisions of those plans.

              9.2   TERMINATION WITHOUT CAUSE.  In the event of any
                    -------------------------
termination of this Agreement pursuant to Section 8.1(b), the Company shall pay Employee the compensation and benefits otherwise payable to Employee under
Section 6 through the last day of the six month period following the date that the notice referred to in Section 8.1(b) is given.

         10.  MISCELLANEOUS.
              -------------

              10.1  ARBITRATION.  Employee and Company shall submit to mandatory
                    -----------
binding arbitration in any controversy or claim arising out of, or relating to, this Agreement or any breach hereof, provided, however, that Company retains
                                     --------  -------
its right to, and shall not be prohibited, limited or in any other way restricted from, seeking or obtaining equitable relief from a court having jurisdiction over the parties. Such arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association in effect at that time, and judgment upon the determination or award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

              10.2  SEVERABILITY.  If any provision of this Agreement shall be
                    ------------
found by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision shall, to the extent allowable by law and the preceding sentence, be modified by such arbitrator or court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions continuing in full force and effect.

              10.3  REMEDIES.  Company and Employee acknowledge that the service
                    --------
to be provided by Employee is of a special, unique, unusual, extraordinary and intellectual character, which gives it peculiar value the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Accordingly, Employee hereby consents and agrees that for any breach or violation by Employee of any of the provisions of this Agreement including, without limitation, Section 3), a restraining order and/or injunction may be issued against Employee, in addition to any other rights and remedies Company may have, at law or equity, including without limitation the recovery of money damages.

              10.4  NO WAIVER.  The failure by either party at any time to
                    ---------
require performance or compliance by the other of any of its obligations or agreements shall in no way affect the right to require such performance or compliance at any time thereafter. The waiver by either party of a breach of any provision hereof shall not be taken or held to be a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

              10.5  ASSIGNMENT.  This Agreement and all rights hereunder are
                    ----------
personal to Employee and may not be transferred or assigned by Employee at any time. Company may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor, or in connection with any sale, transfer or other disposition of all or substantially all of its business and assets, provided, however, that any such assignee assumes Company's obligations
        --------  -------
hereunder.

              10.6  WITHHOLDING.  All sums payable to Employee hereunder shall
                    -----------
be reduced by all federal, state, local and other withholding and similar taxes and payments required by applicable law.

              10.7  ENTIRE AGREEMENT.  This Agreement and the Employee
                    ----------------
Confidentiality Agreement constitute the entire and only agreements between the parties relating to employment of Employee with Company, and this Agreement supersedes and cancels any and all previous contracts, arrangements or understandings with respect thereto.

              10.8  AMENDMENT.  This Agreement may be amended, modified,
                    ---------
superseded, cancelled, renewed or extended only by an agreement in writing executed by both parties hereto.

              10.9  NOTICES.  All notices and other communications required or
                    -------
permitted under this Agreement shall be in writing and hand delivered, sent by telecopier, sent by certified first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by telecopier, five (5) days after mailing if sent by mail, and one (l) day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party shall notify the other parties:

          If to Company:      AmeriQuest Technologies, Inc.
                              -----------------------------
                              3 Imperial Promenade, Suite 300
                              -------------------------------
                              Santa Ana, CA  92707
                              --------------------
             Telecopier:      (714) 445-5350
                              --------------
              Attention:      Board of Directors
                              ------------------

       If to Employee:        Steve DeWindt
                              -------------
                              2 Shelter Cove
                              --------------
                              Laguna Niguel, CA  92677
                              ------------------------
             Telecopier:


          10.10  BINDING NATURE.  This Agreement shall be binding upon, and
                 --------------
inure to the benefit of, the successors and personal representatives of the respective parties hereto.

          10.11  HEADINGS.  The headings contained in this Agreement are for
                 --------
reference purposes only and shall in no way affect the meaning or interpretation of this Agreement. In this Agreement, the singular includes the plural, the plural included the singular, the masculine gender includes both male and female referents, and the word "or" is used in the inclusive sense.

          10.12  COUNTERPARTS.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed to be an original but all of which, taken together, constitute one and the same agreement.

          10.13  GOVERNING LAW.  This Agreement and the rights and obligations
                 -------------
of the parties hereto shall be construed in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws.

        IN WITNESS WHEREOF, Company and Employee have executed this Agreement as of the date first above written.


"COMPANY"                           "EMPLOYEE"


AMERIQUEST TECHNOLOGIES, INC.
STEVE DEWINDT

By:

Name:

Title:


353214

                                   EXHIBIT A

                              PLAN BONUS CRITERIA

                                   EXHIBIT B

                          PERFORMANCE BONUS CRITERIA

                                   EXHIBIT C

                           CONFIDENTIALITY AGREEMENT

          EMPLOYEE INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT
          -----------------------------------------------------------

In consideration of, and as a condition of my employment with AmeriQuest Technologies, Inc., a Delaware corporation (the "COMPANY"), I hereby represent to the Company and the Company and I agree as follows:

1.   PURPOSE OF AGREEMENT.  I understand that the Company is engaged in a
     --------------------
continuous program of research, development, production, and marketing in connection with its business and that it is critical for the Company to preserve and protect its "Proprietary Information" (as defined below), its rights in "Inventions" (as defined below), and in all related intellectual property rights. Accordingly, I am entering into this Agreement as a condition of my employment with the Company, whether or not I am expected to create inventions of value for the Company.

2.   DISCLOSURE OF INVENTIONS.  I will promptly disclose in confidence to the
     ------------------------
Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works, and trade secrets ("INVENTIONS") that I make or conceive or first reduce to practice or create, either alone or jointly with others, during the period of my employment, whether or not in the course of my employment, and whether or not such Inventions are patentable, copyrightable or protectible as trade secrets.

3.   WORK FOR HIRE; ASSIGNMENT OF INVENTIONS.  I acknowledge that any
     ---------------------------------------
copyrightable works prepared by me within the scope of my employment are "works for hire" under the Copyright Act and that the Company will be considered the author and owner of such copyrightable works. I further acknowledge that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of the Company, (b) result from work performed by me for the Company, or
(c) relate to the Company's business or current or anticipated research and development, will be the sole and exclusive property of the Company and are hereby irrevocably assigned by me to the Company.

4.   ASSIGNMENT OF OTHER RIGHTS.  In addition to the foregoing assignment of
     --------------------------
Inventions to the Company, I hereby irrevocably transfer and assign to the
Company: (a) all worldwide patents, patent applications, copyrights, mask works, trade secrets, and other intellectual property rights in any Invention; and (b) any and all "Moral Rights" (as defined below) that I may have in or with respect to any Invention. I also hereby forever waive and agree never to assert any and all Moral Rights I may have in or with respect to any Invention, even after termination of my work on behalf of the Company. "MORAL RIGHTS" means any rights to claim authorship of an Invention, to object to or prevent the modification of any Invention, or to withdraw from circulation or control the publication or distribution of any Invention, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral right."

5.   ASSISTANCE.  I will assist the Company in every proper way to obtain for
     ----------
the Company and enforce patents, copyrights, mask work rights, trade secret rights, and other legal protections for the Company's Inventions in any and all countries. I will execute any documents that the Company may reasonably request for use in obtaining or enforcing such patents, copyrights, mask work rights, trade secrets, and other legal protections. My obligations under this paragraph will continue beyond the termination of my employment with the Company, provided that the Company will compensate me at a reasonable rate after such termination for time or expenses actually spent by me at the Company's request on such assistance. I appoint the Secretary of the Company as my attorney-in-fact to execute documents on my behalf for this purpose.

6.   PROPRIETARY INFORMATION.  I understand that my employment by the Company
     -----------------------
creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that may be disclosed to me by the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("PROPRIETARY INFORMATION"). Such Proprietary Information includes but is not limited to Inventions, marketing plans, product plans, business strategies, financial information, forecasts, personnel information, and customer lists.

7.   CONFIDENTIALITY.  At all times, both during my employment and after its
     ---------------
termination, I will keep and hold all such Proprietary Information in strict confidence and trust, and I will not use or disclose any of such Proprietary Information without the prior written consent of the Company, except as may be necessary to perform my duties as an employee of the Company for the benefit of the Company. Upon termination of my employment with the Company, I will promptly deliver to the Company all documents and materials of any nature pertaining to my work with the Company, and I will not take with me any documents or materials or copies thereof containing any Proprietary Information.

8.   NO BREACH OF PRIOR AGREEMENT.  I represent that my performance of all the
     ----------------------------
terms of this Agreement and my duties as an employee of the Company will not breach any invention assignment, proprietary information, or similar agreement with any former employer or other party. I represent that I will not bring with me to the Company or use in the performance of my duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

9.   NOTIFICATION.  I hereby authorize the Company to notify my actual or future
     ------------
employers of the terms of this Agreement and my responsibilities hereunder.

10.  NAME & LIKENESS RIGHTS, ETC.  I hereby authorize the Company to use, reuse,
     ----------------------------
and to grant others the right to use and reuse, my name, photograph, likeness (including caricature), voice, and biographical information, and any reproduction or simulation thereof, in any media now known or hereafter developed (including but not limited to film, video, and digital or other electronic media), both during and after my employment, for whatever purposes the Company deems necessary.

11.  INJUNCTIVE RELIEF.  I understand that in the event of a breach or
     -----------------
threatened breach of this Agreement by me the Company may suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement.

12.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed and
     ---------------------------
interpreted in accordance with the internal laws of the State of Florida, without regard to or application of choice-of-law rules or principles. In the event that any provision of this Agreement is found by a court, arbitrator, or other tribunal to be illegal, invalid or unenforceable, then such provision shall not be voided, but shall be enforced to the maximum extent permissible under applicable law, and the remainder of this Agreement shall remain in full force and effect.

13.  NO DUTY TO EMPLOY.  I understand that this Agreement does not constitute a
     -----------------
contract of employment or obligate the Company to employ me for any stated period of time. This Agreement shall be effective as of the first day of my employment by the Company, namely: September ___, 1995.

AMERIQUEST TECHNOLOGIES, INC.:          EMPLOYEE:


By: ______________________________      _______________________________
                                             Signature

Name:_____________________________      Name __________________________

Title:____________________________      Date:__________________________



             [SIGNATURE PAGE TO DEWINDT CONFIDENTIALITY AGREEMENT]